UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

MSCI Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center,	250 Greenwich Street, 49th Floor,	New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(212) 804-3900
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
MSCI Inc. (the “Company”) held its annual meeting of stockholders on April 23, 2024 (the “Annual Meeting”) as a virtual meeting. The issued and outstanding shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting consisted of 79,223,562 shares, each share being entitled to one vote. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal 1 - Election of members of the Company’s Board of Directors

Director	For	Against	Abstain	Broker Non-Vote
Henry A. Fernandez	64,059,045	3,305,379	505,262	3,813,520
Robert G. Ashe	64,505,432	3,201,251	163,003	3,813,520
Chirantan “CJ” Desai	67,631,031	76,547	162,108	3,813,520
Wayne Edmunds	67,628,181	78,767	162,738	3,813,520
Robin Matlock	65,677,457	2,030,446	161,783	3,813,520
Jacques P. Perold	67,144,157	562,720	162,809	3,813,520
C.D. Baer Pettit	67,117,183	590,446	162,057	3,813,520
Sandy C. Rattray	64,862,778	2,845,050	161,858	3,813,520
Linda H. Riefler	62,630,785	5,029,294	209,607	3,813,520
Marcus L. Smith	67,229,849	477,044	162,793	3,813,520
Rajat Taneja	67,564,050	141,138	164,498	3,813,520
Paula Volent	67,665,251	42,733	161,702	3,813,520

With respect to the foregoing Proposal 1, each director was elected and received the affirmative vote of a majority of the votes cast “for” or “against” him or her at the Annual Meeting.

(b)	Proposal 2 – Approval, by non-binding vote, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
65,745,530	1,828,172	295,984	3,813,520

The foregoing Proposal 2 was approved.

(c)	Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2024.

For	Against	Abstain
71,059,058	462,637	161,511

The foregoing Proposal 3 was ratified.

(d)	Proposal 4 – Shareholder proposal to report on “Chinese Military-Industry Companies” in Company indices.

For	Against	Abstain	Broker Non-Vote
300,200	66,608,218	961,268	3,813,520

The foregoing Proposal 4 was not approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: April 24, 2024	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer